                   RESTRICTED STOCK GRANT NOTICE AND AGREEMENT

                  RenaissanceRe Holdings Ltd. (the "Company"), pursuant to its
2001 Stock Incentive Plan (the "Plan"), hereby grants to Holder the number of shares of the Restricted Stock set forth below. The Restricted Stock is subject to all of the terms and conditions as set forth herein, as well as the terms and conditions of the Plan, all of which are incorporated herein in their entirety.
Capitalized terms not otherwise defined herein shall have the same meaning as set forth in the Plan. In the event of a conflict or inconsistency between the terms and provisions of the Plan and the provisions of this Grant Notice and
Agreement (this "Grant Notice"), the Plan shall govern and control.

HOLDER:                                     ___________________________

DATE OF GRANT:                              ___________________________

NUMBER OF SHARES OF
RESTRICTED STOCK:                           ___________________________

VESTING SCHEDULE:                            Subject to the Holder's continued employment with the Company or its
                                             Affiliates, as applicable, the Restricted Stock shall vest and become exercisable as to 25% of the shares on each of the first, second, third and fourth anniversaries of the Date of Grant, subject to acceleration of vesting upon a Change in Control, as provided in
                                             Section 11 of the Plan.

TERMINATION OF EMPLOYMENT:                   In the event the Holder's employment with the Company
                                             or a Subsidiary is terminated for any reason other
                                             than the Holder's death or Disability, except as
                                             otherwise provided in the following paragraph, all
                                             shares of Restricted Stock which have not vested as
                                             of the date of such termination shall be immediately
                                             forfeited.

                                             In the event the Holder's employment with the Company
                                             or a Subsidiary is terminated by reason of the
                                             Holder's death or Disability or if the Holder shall
                                             die or become disabled within 30 days of the Holder's
                                             involuntary termination of employment other than for
                                             Cause, all shares of Restricted Stock which have not
                                             vested as of the date of such termination shall
                                             become immediately vested.

ADDITIONAL TERMS:

                                             o   The Restricted Stock granted hereunder shall be
                                                 registered in the Holder's name on the books of the
                                                 Company, but the certificates evidencing such
                                                 Restricted Stock shall be retained by the Company

                                                 while the Restricted Stock remains unvested, and for
                                                 such additional time as the Committee determines
                                                 appropriate.

                                             o   The Company shall have the right with respect to tax
                                                 withholding in accordance with Section 10(d) of the
                                                 Plan, the terms of which are incorporated herein by
                                                 reference and made a part hereof.

                                             o   This Grant Notice does not confer upon the Holder any
                                                 right to continue as an employee.

                                             o   This Grant Notice shall be construed and interpreted
                                                 in accordance with the laws of the Bermuda, without
                                                 regard to the principles of conflicts of law thereof.

                  [Signatures to appear on the following page.]

THE UNDERSIGNED HOLDER ACKNOWLEDGES RECEIPT OF THIS GRANT NOTICE AND THE PLAN,
AND, AS AN EXPRESS CONDITION TO THE GRANT OF RESTRICTED STOCK HEREUNDER, AGREES
TO BE BOUND BY THE TERMS THIS GRANT NOTICE AND THE PLAN.

RENAISSANCERE HOLDINGS LTD.               HOLDER

By:
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               Signature                               Signature

Title:                                    Date:
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Date:
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